VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.9%
Communication Services—7.0%
Netflix, Inc.(1)	52,025	$ 19,488
Sea Ltd. ADR(1)	51,990	6,228
Snap, Inc. Class A(1)	705,700	25,398
		51,114

Consumer Discretionary—30.4%
Airbnb, Inc. Class A(1)	161,435	27,728
Amazon.com, Inc.(1)	12,385	40,374
Chewy, Inc. Class A(1)	162,315	6,619
Global-e Online Ltd.(1)	342,000	11,553
MercadoLibre, Inc.(1)	39,835	47,383
Tesla, Inc.(1)	83,750	90,249
		223,906

Financials—4.8%
Coinbase Global, Inc. Class A(1)	55,375	10,514
Silvergate Capital Corp. Class A(1)	166,535	25,075
		35,589

Health Care—9.9%
Castle Biosciences, Inc.(1)	88,450	3,968
Exact Sciences Corp.(1)	362,610	25,354
GoodRx Holdings, Inc. Class A(1)	213,702	4,131
Seagen, Inc.(1)	56,750	8,175
Teladoc Health, Inc.(1)	293,500	21,170
Veeva Systems, Inc. Class A(1)	48,100	10,219
		73,017

Industrials—4.1%
Axon Enterprise, Inc.(1)	52,050	7,169
Uber Technologies, Inc.(1)	636,100	22,696
		29,865

Information Technology—41.4%
Bill.com Holdings, Inc.(1)	64,725	14,679
Block, Inc. Class A(1)	147,790	20,040
Crowdstrike Holdings, Inc. Class A(1)	77,900	17,690
	Shares	Value

Information Technology—continued
DoubleVerify Holdings, Inc.(1)	296,550	$ 7,464
NVIDIA Corp.	181,800	49,606
Okta, Inc. Class A(1)	157,855	23,830
ServiceNow, Inc.(1)	32,300	17,988
Shopify, Inc. Class A(1)	48,750	32,953
Snowflake, Inc. Class A(1)	98,500	22,569
Sprout Social, Inc. Class A(1)	295,300	23,659
Trade Desk, Inc. (The) Class A(1)	594,190	41,148
Twilio, Inc. Class A(1)	80,040	13,191
Unity Software, Inc.(1)	160,150	15,888
Zoom Video Communications, Inc. Class A(1)	30,410	3,565
		304,270

Real Estate—2.3%
Zillow Group, Inc. Class C(1)	342,050	16,860
Total Common Stocks (Identified Cost $566,066)		734,621

Total Long-Term Investments—99.9% (Identified Cost $566,066)		734,621

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.194%)(2)	781,575	782
Total Short-Term Investment (Identified Cost $782)		782

TOTAL INVESTMENTS—100.0% (Identified Cost $566,848)		$735,403
Other assets and liabilities, net—0.0%		238
NET ASSETS—100.0%		$735,641

Abbreviation:
ADR	American Depositary Receipt
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	87%
Argentina	6
Canada	4
Israel	2
Singapore	1
Total	100%
† % of total investments as of March 31, 2022.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2022
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of March 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$734,621	$734,621
Money Market Mutual Fund	782	782
Total Investments	$735,403	$735,403
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2022.
There were no transfers into or out of Level 3 related to securities held at March 31, 2022.
See Notes to Schedule of Investments

VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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